UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2009
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1806 New Britain Avenue, Farmington, CT 06032

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Explanatory Note
     This Amendment No. 3 on Form 8-K/A to the EDAC Technologies Corporation (“EDAC”) Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on May 29, 2009 (the “Initial 8-K”) is being filed to revise certain financial information included in the first amendment to the Initial 8-K filed with the SEC on August 12, 2009 (the “First Amendment”), and the second amendment to the Initial 8-K filed with the SEC on September 24, 2009 (the “Second Amendment”) in connection with EDAC’s acquisition of the assets and the assumption of certain liabilities of MTU Aero Engines North America, Inc’s Manufacturing Business Unit. The revised financial information included in this Amendment No. 3 also addresses certain comments set forth in the SEC’s comment letters to EDAC dated November 5, 2009 and December 9, 2009 regarding the financial information included in the Second Amendment.
     Specifically, the purpose of this Amendment No. 3 is to revise the following financial information:
Audited Financial Statements as of and for the Years Ended December 31, 2008 and 2007.
     A complete set of the MTU Aero Engines North America, Inc’s Manufacturing Business Unit Audited Financial Statements as of and for the Years Ended December 31, 2008 and 2007 is filed herewith as Exhibit 99.1. As previously disclosed in the Second Amendment, certain revisions were made to the following notes to the MTU Aero Engines North America, Inc’s Manufacturing Business Unit Audited Financial Statements as of and for the Years Ended December 31, 2008 and 2007 filed on Exhibit 99.1 to the First Amendment: “Note A — Organization and Business and Significant Accounting Policies” and “Note E — Related Third Party Transactions”. The revisions include disclosures required by SAB Topic 1:B:1, disclosures of management’s estimate of what expenses would have been on a stand alone basis as if MTU Aero Engines North America, Inc’s Manufacturing Business Unit had operated as an unaffiliated entity, and an analysis of the intercompany activity impacting the Due to MTU Munich account for each period presented.
Unaudited Pro-Forma Consolidated Statements of Operations for the Three Month Period Ended April 4, 2009 and the Fiscal Year Ended January 3, 2009, and Unaudited Pro Forma Consolidated Balance Sheet as of April 4, 2009.
     Certain revisions were made to the following note to the EDAC Technologies Corporation Unaudited Pro-Forma Consolidated Statements of Operations for the Three Month Period Ended April 4, 2009 and the EDAC Technologies Corporation Fiscal Year Ended January 3, 2009, and EDAC Technologies Corporation Unaudited Pro Forma Consolidated Balance Sheet as of April 4, 2009 filed on Exhibit 99.2 to the Second Amendment: “Note 2”. The revisions include clarification of the reasons for the increase in Net Plant, Property and Equipment and the decrease in depreciation expense.
     A complete set of the EDAC Technologies Corporation Unaudited Pro-Forma Consolidated Statements of Operations for the Three Month Period Ended April 4, 2009 and the Fiscal Year Ended January 3, 2009, and EDAC Technologies Corporation Unaudited Pro Forma Consolidated Balance Sheet as of April 4, 2009 is filed herewith as Exhibit 99.2.

Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     (1) Audited financial statements of MTU Aero Engines North America, Inc’s Manufacturing Business Unit as of and for the years ended December 31, 2008 and 2007.
The following exhibit is included herewith:

Exhibit No.	Description

99.1	Audited Financial Statements of MTU Aero Engines North America, Inc’s Manufacturing Business Unit as of and for the years ended December 31, 2008 and December 31, 2007.
(b) Pro forma financial information.
(1) Unaudited pro forma balance sheet as of April 4, 2009
(2) Unaudited pro forma statements of operations for the year ended January 3, 2009 and the three month period ended April 4, 2009
(3) Notes to the unaudited pro forma financial information
The following exhibit is included herewith:

Exhibit No.	Description

99.2	EDAC Technologies Corporation Unaudited pro-forma Consolidated Statements of Operations for the three month period ended April 4, 2009 and the year ended January 3, 2009, and EDAC Technologies Corporation unaudited pro forma Consolidated Balance Sheet as of April 4, 2009.
(d) Exhibits.
The following exhibits are included herewith:

Exhibit No.	Description

23.1	Consent of CCR LLP, independent registered public accounting firm.

99.1	Audited Financial Statements of MTU Aero Engines North America, Inc’s Manufacturing Business Unit as of and for the years ended December 31, 2008 and December 31, 2007.

99.2	EDAC Technologies Corporation Unaudited pro forma Consolidated Statements of Operations for the three month period ended April 4, 2009 and the year ended January 3, 2009, and unaudited pro forma Consolidated Balance Sheet as of April 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: January 22, 2009	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of CCR LLP, independent registered public accounting firm.

99.1	Audited Financial Statements of MTU Aero Engines North America, Inc’s Manufacturing Business Unit as of and for the years ended December 31, 2008 and December 31, 2007.

99.2	EDAC Technologies Corporation Unaudited pro forma Consolidated Statements of Operations for the three month period ended April 4, 2009 and the year ended January 3, 2009, and unaudited pro forma Consolidated Balance Sheet as of April 4, 2009.